SCHEDULE 14A
                    (Rule 14a-101)

        INFORMATION REQUIRED IN PROXY STATEMENT
               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant                     [XX]
Filed by a party other than the Registrant  [  ]

Check the appropriate box:
--------------------------
[XX]  Preliminary Proxy Statement    [  ]  Confidential, For Use
                                           of the Commission
                                           Only (as permitted by
                                           Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12


                 The Managers Funds
                 ------------------
(Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
--------------------------------------------------
[XX] No fee required.

[  ] Fee computed on table below per Exchange Act
     Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                  TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS            1

INSTRUCTIONS FOR EXECUTING PROXY CARD                3

PROXY STATEMENT                                      4

  PROPOSAL 1: To amend the Declaration of
              Trust to permit the creation of
              multiple classes of shares for any
              Fund                                   8

  PROPOSAL 2: To Elect Peter M. Lebovitz as a
              Trustee of the Trust                   9
  PROPOSAL 3: To Approve an Amendment to the
              Investment Restriction Regarding
              Underwriting Securities of Other
              Issuers for Managers Money Market Fund 15

ADDITIONAL INFORMATION                               16

Exhibits
--------
Exhibit A -	Proposed Amendment to
                Declaration of Trust                 A-1

Exhibit B -	Audit Committee Charter              B-1

Exhibit C -	Five Percent of Record or
                Beneficial Owners of Each Fund's
                Outstanding Shares                   C-1


Preliminary Copy
----------------

                      PLEASE VOTE
                 YOUR VOTE IS IMPORTANT
           NO MATTER HOW MANY SHARES YOU OWN

              LOGO: [THE MANAGERS FUNDS]

Managers Value Fund
Managers Capital Appreciation Fund
Managers Small Company Fund
Managers Special Equity Fund
Managers International Equity Fund
Managers Emerging Markets Equity Fund
Managers Intermediate Bond Fund
Managers Bond Fund
Managers Global Bond Fund
Managers Money Market Fund

                   40 Richards Avenue
              Norwalk, Connecticut 06854
                      800-835-3879
                  www.managersfunds.com
---------------------------------------------------------

       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
       -----------------------------------------


TO BE HELD ON _______________, 2003 AT _____ A.M.

TO SHAREHOLDERS OF THE MANAGERS FUNDS:

On _______________, 2003, The Managers Funds (the
"Trust") will hold a special meeting of the shareholders of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund at the offices of The Managers Funds LLC (the "Manager"), 40

Richards Avenue, Norwalk, Connecticut 06854. The special meeting will begin at _____ a.m.

The meeting will be held for the following purposes:

  1.	To amend the Declaration of Trust to permit the
        creation of multiple classes of shares for any Fund;

  2.    To elect Peter M. Lebovitz as a Trustee of the
        Trust; and

  3.	To approve an amendment to the investment
        restriction regarding underwriting securities of other issuers for Managers Money Market Fund.
        Only those shareholders that owned shares in a Fund at the close of business on _____________, 2003 can vote at this meeting or any adjournments that may take place.

By Order of the Board of Trustees,

/s/ Donald S. Rumery
------------------------
Donald S. Rumery
Secretary

Norwalk, Connecticut
_____________, 2003

---------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE PAID ENVELOPE OR BY FAX. YOU CAN ALSO VOTE BY TELEPHONE OR ON THE INTERNET.
---------------------------------------------------------------

             INSTRUCTIONS FOR EXECUTING PROXY CARD


The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts:  Sign your name exactly as it
        appears on the proxy card.

2.	Joint Accounts:  Either party may sign, but the name of
        the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts:  The capacity of the individual
        signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration                             Valid Signature
=========================                =========================
Corporate Accounts
------------------
(1) ABC Corp.                            (1) ABC Corp.
                                             John Doe, Treasurer

(2) ABC Corp.                            (2) John Doe, Treasurer
    c/o John Doe,
    Treasurer

(3) ABC Corp. Profit Sharing Plan        (3) John Doe, Trustee

Trust Accounts:
---------------
(1) ABC Trust                            (1) Jane Doe, Trustee

(2) Jane Doe, Trustee                    (2) Jane Doe
    u/t/d 12/28/78

Custodial Accounts:
-------------------
(1) John Smith, Cust.                    (1) John Smith
    f/b/o John Smith, Jr. UGMA

(2) John Smith, Jr.                      (2) John Smith, Jr.,
                                             Executor


                [LOGO:  THE MANAGERS FUNDS]

                    MANAGERS VALUE FUND
            MANAGERS CAPITAL APPRECIATION FUND
                 MANAGERS SMALL COMPANY FUND
                 MANAGERS SPECIAL EQUITY FUND
             MANAGERS INTERNATIONAL EQUITY FUND
           MANAGERS EMERGING MARKETS EQUITY FUND
               MANAGERS INTERMEDIATE BOND FUND
                      MANAGERS BOND FUND
                   MANAGERS GLOBAL BOND FUND
                  MANAGERS MONEY MARKET FUND

                      40 RICHARDS AVENUE
                 NORWALK, CONNECTICUT  06854
                         800-835-3879
                   www.managersfunds.com
                   ---------------------
                      PROXY STATEMENT
                   ---------------------

           FOR A SPECIAL MEETING OF SHAREHOLDERS
             TO BE HELD ON ______________, 2003

INTRODUCTION
------------
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Managers Funds (the "Trust") for use at a special meeting and any adjournment (the "Meeting") of the shareholders of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund (each a "Fund" and collectively, the "Funds") to be held at the offices of The Managers Funds LLC (the "Manager"), 40 Richards Avenue, Norwalk Connecticut, on ______________, 2003 at ____ a.m., Eastern Time.

The Trust is comprised of ten mutual funds, all of which are the subject of this proxy statement. Each such mutual fund is a separate series of the Trust. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Manager, a subsidiary of Affiliated Managers Group, Inc. ("AMG"), serves as investment manager of each Fund. Managers Distributors, Inc., a wholly-owned subsidiary of the Manager, serves as the Funds' distributor.

The principal executive offices of the Trust are located at 40 Richards Avenue, Norwalk, Connecticut 06854. The enclosed proxy and this proxy statement are first being sent to shareholders on or about ______________, 2003.

At the meeting, shareholders will be asked to act on the following:

  * Shareholders of all Funds will be asked to approve an amendment to the Declaration of Trust permitting the Trustees to establish multiples classes of shares for any Fund. (Proposal 1). The proposed amendment is attached as Exhibit A to this proxy statement.

  * Shareholders of all Funds will be asked to elect
    Peter M. Lebovitz as a Trustee of the Trust.
    (Proposal 2).

  * Shareholders of Managers Money Market Fund only will be asked to approve an amendment to the Fund's investment restriction regarding underwriting securities of other issuers. (Proposal 3).

The following table illustrates the matters on which shareholders of each Fund will vote:

PROPOSAL                          1       2        3
--------------------------      -----   -----    -----
MANAGERS VALUE FUND               X       X
MANAGERS CAPITAL
  APPRECIATION FUND               X       X
MANAGERS SMALL COMPANY FUND       X       X
MANAGERS SPECIAL EQUITY FUND      X       X
MANAGERS INTERNATIONAL
  EQUITY FUND                     X       X
MANAGERS EMERGING MARKETS
  EQUITY FUND                     X       X
MANAGERS INTERMEDIATE BOND FUND   X       X
MANAGERS BOND FUND                X       X
MANAGERS GLOBAL BOND FUND         X       X
MANAGERS MONEY MARKET FUND        X       X        X

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR all the proposals. Any shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by (i) sending written notice of revocation to the Secretary of the Trust, (ii) the subsequent execution and return of another proxy prior to the Meeting, (iii) submitting a subsequent telephone vote, (iv) submitting a subsequent internet vote, or (v) being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Holders of record of the shares of the Fund at the close of business on ____________, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Meeting.

The following table sets forth the number of shares of beneficial interest outstanding of each Fund as of the Record
Date:

FUND                                     SHARES OUTSTANDING
----------------------------------       ---------------------
Managers Value Fund
Managers Capital Appreciation Fund
Managers Small Company Fund
Managers Special Equity Fund
Managers International Equity Fund
Managers Emerging Markets Equity Fund
Managers Intermediate Bond Fund
Managers Bond Fund
Managers Global Bond Fund
Managers Money Market Fund


Under the By-Laws of the Trust, shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows: (1) if only one person votes, his or her vote will bind all others; (2) if more than one person votes and such persons disagree as to any vote to be cast, the proxy will not be voted as to that item of business.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. A shareholder vote may be taken on any proposal in this proxy statement prior to such adjournment if sufficient votes have been received. Any such adjournment will require the affirmative vote of a majority of the shares present in person at the Meeting or represented by proxy.

Each of Proposals 1 and 2 will be voted on by the shareholders of all Funds, voting as a single class. Approval of Proposal 1 requires the affirmative vote of the lesser of
(i) 67% of the voting securities of the Trust present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of the Trust outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust on the record date. Approval of Proposal 2 requires a plurality of the shares of the Trust outstanding and entitled to vote at the Meeting, with shareholders of all Funds voting together. Approval of Proposal 3 for Managers Money Market Fund requires the affirmative vote of the lesser of (i) 67% of the voting securities of Managers Money Market Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of Managers Money Market Fund outstanding on the record date are present, in person or by proxy, or
(ii) more than 50% of the outstanding shares of Managers Money Market Fund on the record date.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal(s) because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but not voting in favor of Proposals 1 and 3 and will therefore have the effect of a "no" vote. For Proposal 2, abstentions and broker non-votes will not have any effect on the outcome of the vote.

Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. Shareholders can also vote by faxing their proxy card(s) to the Trust at [(203) 831-4120] or by calling [(800) 690-6903] and recording their vote by telephone or on the internet at [http://www.proxyvote.com.] Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

  * By written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the Meeting;

  * By the subsequent execution and return of another proxy prior to the Meeting;

  * By submitting a subsequent telephone vote;

  * By submitting a subsequent internet vote; or

  * By being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

 PROPOSAL 1: TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
     CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

                 (Shareholders of All Funds)

The purpose of this proposal is to approve the adoption of an amendment (the "Proposed Amendment") to the Trust's Declaration of Trust that provides that the Trustees, without shareholder approval, may divide the shares of any Fund into two or more classes of shares. Separate classes are common in the mutual fund industry, and are an efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class of a Fund represents an interest in the same portfolio of securities held by that Fund but may have different dividend, liquidation voting and other rights, and may be offered with different service features, distribution arrangements and fees. Each class might also be subject to different minimum investment requirements, exchange privileges and other features.

The Declaration of Trust does not currently contemplate the establishment of multiple classes of shares of any Fund. Furthermore, the Declaration of Trust does not currently permit the Trustees, without shareholder approval, to amend the Declaration of Trust, except in limited circumstances. As a consequence, the Funds have been unable to offer alternative class structures that address the unique needs of different types of investors. The Manager has informed the Trustees that market demand exists for additional classes of shares of the Funds, and that offering additional classes may, over time, enable the Funds to achieve higher total net assets, which may result in potential cost savings for existing shareholders on a per share basis.

The Proposed Amendment provides the Trustees with the ability to create new classes of shares, divide existing Funds into separate classes, and to take certain other actions (including the liquidation of a class) as may be advisable under the circumstances, in each case without a shareholder vote. The Proposed Amendment will not affect the relative rights, preferences and obligations of the shares held by current shareholders. Accordingly, the Trustees believe the proposed amendment would be in the interests of existing shareholders of the Trust. A copy of the proposed amendment is attached to this memorandum as Exhibit A.

Approval of the Proposed Amendment requires the affirmative vote of a "majority of the outstanding voting securities" of the Trust, as defined in the 1940 Act. In other words, approval will require the affirmative vote of the lesser of (i) a majority of all outstanding shares of the Trust and
(ii) 67% of the shares voted at a meeting at which a majority of the shares are represented. Shareholders of all Funds will vote together as a single class on this Proposal.

Adoption of the Proposed Amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests, and will not result in any changes in the Board of Trustees or officers or in the investment policies and shareholder services described in the current prospectus for each of the Funds.

  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                  APPROVAL OF PROPOSAL 1.

PROPOSAL 2: TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

                  (Shareholders of All Funds)

The purpose of this proposal is to elect Peter M.
Lebovitz as a Trustee of the Trust. Mr. Lebovitz is the President and Chief Executive Officer of the Trust and the Manager. He was appointed to the Board on March 7, 2002 by the other Trustees to fill the vacancy created by the expansion of the board at that time.

The 1940 Act permits the Board to fill a vacancy on the Board of Trustees without shareholder approval, but only if, immediately thereafter, at least two-thirds of the Trustees then holding office shall have been elected by the shareholders of the Trust. Mr. Lebovitz is currently the only Trustee who has not been elected by the shareholders of the Trust, but in the future the Board of Trustees may need to fill additional vacancies on the Board that may occur if a previously elected Trustee resigns or is unable to serve or if the size of the Board is expanded. If there were a number of such vacancies, the Board of Trustees could be required by the 1940 Act to call a shareholder meeting to fill the vacancies. In addition, under the 1940 Act, the Trust is required to call a shareholder meeting for the election of Trustees if at any time less than a majority of the Trustees have been elected by shareholders.
The effect of electing Mr. Lebovitz at this time is to decrease the likelihood that the Trust will need to call a shareholder meeting with its associated expenses in the foreseeable future to elect Trustees, which will result in a potential savings for shareholders. Therefore, the Board of Trustees has determined that it would be appropriate to present Mr. Lebovitz to shareholders for election at this Meeting.

Information about Mr. Lebovitz is shown below.   Mr.
Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The
Managers Funds LLC and Managers Distributors, Inc.

NAME, ADDRESS AND      POSITION(S) HELD     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS    OTHER
AGE                    WITH THE FUND        DURING PAST 5                IN FUND COMPLEX    DIRECTORSHIPS
                       AND LENGTH OF        YEARS                        OVERSEEN BY        HELD BY
                       TIME SERVED                                       TRUSTEE            TRUSTEE
--------------------   -------------------- ---------------------        ------------------ ---------------
Peter M. Lebovitz      Trustee since 2002   President and Chief
DOB:  1/18/55          President since 1999 Executive Officer, The
                                            Managers Funds LLC                  22          None
The Managers Funds                          (1999-Present); President
40 Richards Avenue                          Managers Distributors, Inc.
Norwalk, CT 06854                           (2000-Present); Director of
                                            Marketing, The Managers
                                            Funds, LP (1994-1999);
                                            Director of Marketing,
                                            Hyperion Capital
                                            Management, Inc. (1993-
                                            1994); Senior Vice
                                            President, Greenwich Asset
                                            Management, Inc. (1989-1993)

* The Fund Complex consists of  The Managers Funds, Managers AMG
  Funds, Managers Trust I, and Managers Trust II.

OTHER TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------------
Information about the Trustees and Officers of the Trust
(other than Mr. Lebovitz) is shown in the table below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the Trust are elected by the Trustees and hold office until their respective successors are chosen and qualified, or in each case until the officer dies, resigns, is removed or becomes disqualified.

The Board of Trustees met five times during the fiscal year ended December 31, 2002.

INDEPENDENT TRUSTEES :
---------------------
The following Trustees are not interested persons of the Trust within the meaning of the 1940 Act ("Independent
Trustees"):

NAME, ADDRESS AND      POSITION(S) HELD     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS    OTHER
AGE                    WITH THE FUND        DURING PAST 5                IN FUND COMPLEX    DIRECTORSHIPS
                       AND LENGTH OF        YEARS                        OVERSEEN BY        HELD BY
                       TIME SERVED                                       TRUSTEE            TRUSTEE
--------------------   -------------------- ---------------------        ------------------ ---------------
Jack W. Aber           Trustee since 1999   Professor of Finance
DOB:  9/9/37                                Boston University                               Director of
                                            School of Management                22          Appleton
                                            (1972-Present)                                  Growth Fund

                                                                                            Director of
                                                                                            Third Avenue
                                                                                            Trust


William E. Chapman, II Trustee since 1999   President and Owner                 22          Director of
DOB:  9/23/41                               Loneboat Retirement                             Third Avenue
                                            Planning Solutions                              Trust
                                            (1998-Present); Hewitt
                                            Associates, LLC (part
                                            time) provider of
                                            Retirement and
                                            Investment Education
                                            Seminars); President
                                            Retirement Plans Group,
                                            Kemper Funds (1990-1998)


                              11

Edward J. Kaier        Trustee since 1999   Partner, Hepburn                    22          Director of
DOB:  9/23/45                               Willcox, Hamilton &                             Third Avenue
                                            Putnam (1977-Present)                           Trust


Madeline H. McWhinney  Trustee since 1987   Member, Investment Committee        14          None
DOB:  3/11/22                               New Jersey Supreme Court
                                            (1990-Present); Member,
                                            Advisory Board on Professional
                                            Ethics, New Jersey Supreme
                                            Court (1983-1998); President,
                                            Dale, Elliott & Company, Inc.
                                            (Management Consultant)
                                            (1977-1994)


Steve J. Paggioli      Trustee since 1993   Consultant, Trustee,                14          None
                                            Professionally Managed
                                            Portfolios (1991-Present);
                                            formerly Executive Vice
                                            President and DIrector, The
                                            Wadsworth Group (1986-2001);
                                            Executive Vice President, and
                                            Director, Investment Company
                                            Administration, LLC (1990-2001);
                                            Vice President, Secretary and
                                            Director, First Fund
                                            Distributors, Inc. (1991-2001)

Eric Rakowski          Trustee since 1999   Professor, University of            22          Director of
DOB:  6/5/58                                California at Berkeley                          Third Avenue
                                            School of Law (1990-                            Trust
                                            Present); Visiting                              Director of
                                            Professor, Harvard Law                          Third Avenue
                                            School (1998-1999)                              Variable Series
                                                                                            Trust


* The Fund Complex consists of The Managers Funds, Managers AMG
  Funds, Managers Trust I, and Managers Trust II.

INTERESTED TRUSTEE :
-------------------
Sean M. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.:

NAME, ADDRESS AND      POSITION(S) HELD     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS    OTHER
AGE                    WITH THE TRUST       DURING PAST 5                IN FUND COMPLEX    DIRECTORSHIPS
                       AND LENGTH OF        YEARS                        OVERSEEN BY        HELD BY
                       TIME SERVED                                       TRUSTEE            TRUSTEE
--------------------   -------------------- ---------------------        ------------------ ---------------
Sean M. Healey         Trustee since 1999   President and Chief
DOB:  5/9/61                                Operating Officer,
                                            Affiliated Managers                 22          None
                                            Group, Inc. (1999-Present);
                                            Director, Affiliated
                                            Managers Group, Inc.
                                            (2001-Present); Executive
                                            Vice President; Affiliated
                                            Managers Group, Inc.
                                            (1995-1999); Vice President,
                                            Goldman, Sachs &
                                            Company (1987-1995)

*The Fund Complex consists of The Managers Funds, Managers AMG
Funds, Managers Trust I, and Managers Trust II.

OFFICERS
--------

NAME, ADDRESS AND      POSITION(S) HELD     PRINCIPAL OCCUPATIONS
AGE                    WITH THE FUND        DURING PAST 5
                       AND LENGTH OF        YEARS
                       TIME SERVED
--------------------   -------------------- ---------------------
Donald S. Rumery       Treasurer since 1995 Director, Finance and
DOB:  5/29/58          Secretary since 1997 Planning, The Managers
                                            Funds LLC (1994-Present);
                                            Treasurer and Chief
                                            Financial Officer, Managers
                                            Distributors, Inc.
                                            (2000-Present); Treasurer
                                            and Secreatary, Managers
                                            Trust I (1 portfolio);
                                            Secretary and Treasurer of
                                            Managers Trust II (3 portfolios)
                                            and Treasurer of Managers
                                            AMG Funds (8 portfolios)


Galan G. Daukas        Chief Financial      Chief Financial Officer, Managers
DOB: 10/24/63             Officer           Trust I, Managers Trust II and
                       since 2002           Managers AMG Funds (2002-Present);
                                            Chief Operating Officer, The
                                            Managers Funds LLC (2002-Present);
                                            Chief Operating Officer and
                                            Chairman of the Management
                                            Committee, Harbor Capital
                                            Management Co., Inc.
                                            (2000-2002); Chief
                                            Operating Officer, Fleet
                                            Investment Advisors (1992-
                                            2000)

TRUSTEE SHARE OWNERSHIP
-----------------------
Information in table below is currently as of December 31, 2002.


                                                              AGGREGATE DOLLAR RANGE
                                                              OF EQUITY SECURITIES
                                                              IN ALL REGISTERED
                                                              INVESTMENT COMPANIES
                                  DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE IN
                                  SECURITIES IN THE FUNDS     FAMILY OF INVESTMENT
                                  BENEFICIALLY OWNED AS OF    COMPANIES* BENEFICIALLY
                                  DECEMBER 31, 2002           OWNED AS OF DECEMBER 31, 2002
                                  -----------------------     -----------------------------
INDEPENDENT TRUSTEES:
---------------------
Jack W. Aber                           $1 to $10,000              $10,001 to $50,000
William E. Chapman II                  Over $100,000                 Over $100,000
Edward J. Kaier                        Over $100,000                 Over $100,000
Madeline H. McWhinney               $50,001 to $100,000           $50,001 to $100,000
Steven J. Paggioli                  $50,001 to $100,000           $50,001 to $100,000
Eric Rakowski                       $50,001 to $100,000           $50,001 to $100,000
Thomas R. Schneeweis                      [???]                          [???]

INTERESTED TRUSTEES:
--------------------
Sean M. Healy                       $50,001 to $100,000           $50,001 to $100,000
Peter M. Lebovitz                      Over $100,000                 Over $100,000


* The Family of Investment Companies consists of The Managers
  Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

AUDIT COMMITTEE
---------------
The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, which is attached to this proxy statement as Exhibit B, the Audit Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board of Trustees with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

TRUSTEES' COMPENSATION
----------------------
For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds LLC complex for the fiscal year ended December 31, 2002, the Trustees were compensated as follows:

COMPENSATION TABLE:
-------------------

                                Aggregate               Total Compensation
                                Compensation from the   from the Fund Complex
Name of Trustee                 Trust(a)                Paid to Trustees (b)
----------------------          ---------------------   ---------------------

Independent Trustees:
---------------------
Jack W. Aber                           $24,500                 $31,500
William E. Chapman, II                 $24,500                 $31,500
Edward J. Kaier                        $24,500                 $31,500
Madeline McWhinney                     $24,500                 $26,500
Steven J.Paggioli                      $23,500                 $25,500
Eric Rakowski                          $24,000                 $31,000
Thomas R. Schneeweis                   $24,000                 $26,000

Interested Trustees:
--------------------
Peter M. Lebovitz                       None                     None
Sean M. Healey                          None                     None


(a)  Compensation is calculated for the 12 months ended
     December 31, 2002. The Trust does not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ended December 31, 2002 for services as Trustees of The Managers Funds, Managers AMG Funds, The
     Managers Trust I and/or The Managers Trust II.

As of February 11, 2003, all management personnel (i.e., the Trustees and Officers) as a group owned less than 1% of the outstanding shares of any Fund.

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE
                     FOR APPROVAL OF PROPOSAL 2.

      PROPOSAL 3:  TO APPROVE AN AMENDMENT TO THE INVESTMENT
 RESTRICTION REGARDING UNDERWRITING SECURITIES OF OTHER ISSUERS
                  FOR MANAGERS MONEY MARKET FUND

          (Managers Money Market Fund Shareholders Only)

The 1940 Act requires every investment company to maintain a fundamental policy with respect to engaging in the business of underwriting the securities of other issuers. Consistent with this requirement, the Trustees adopted the following fundamental policy for the Money Market Fund prohibiting the Fund from underwriting the securities of other issuers:

  "[The Fund may] not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the [Securities Act of 1933]."

Under the 1940 Act, if a policy is fundamental, the Fund may not deviate from, or change the terms of, that policy without shareholder approval.

The Trustees recommend that shareholders of Managers
Money Market Fund vote to amend the Fund's current policy regarding underwriting securities of other issuers to read as follows (additional language is underlined, deletions are set forth in [strikethrough] text):

  "[The Fund may] not underwrite securities of other issuers, except to the extent that the Fund, [delete: in disposing of portfolio securities], may be deemed an underwriter within the meaning of the 1933 Act in disposing of portfolio securities or in connection with investments in other investment companies."

The primary purpose of the proposal is to clarify that the Fund is not prohibited from investing in other investment companies, even if, as a result of such investment, the Fund is technically considered an underwriter under federal securities laws. If the proposal is approved, the new restriction may not be changed without the approval of shareholders. Adoption of the proposed restriction concerning underwriting securities of other issuers is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

The Board of Trustees has concluded that the proposal will benefit the Fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental restriction will become effective upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                   APPROVAL OF PROPOSAL 3.

                   ADDITIONAL INFORMATION

SOLICITATION OF PROXIES
-----------------------
Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by the Funds. Certain solicitation costs will be directly attributable to a Fund soliciting shareholder approval, while other expenses of solicitation will not be directly attributable to any specific Fund. Solicitation costs that are directly attributable to a particular Fund will be borne by that Fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Fund.

As the Meeting date approaches, shareholders who have not voted their proxy may receive a telephone call asking them to vote. In all cases where a telephonic proxy is solicited, shareholders will be asked to give their full name, social security number or employee identification number, address, title (if applicable) and the number of shares owned, and to confirm that they have received the proxy materials in the mail.

If a shareholder wishes to participate in the meeting, and does not wish to authorize the execution of a proxy by telephone, mail or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call The Managers Funds toll free at (800) 835-3879. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.

FINANCIAL INFORMATION
---------------------
The Funds' most recent Annual Reports and Semi-Annual
Reports are available upon request, without charge, by writing to The Managers Funds, 40 Richards Avenue, Norwalk, Connecticut
06854, or by calling (800) 835-3879, or on our website at www.managersfunds.com.

RECORD OR BENEFICIAL OWNERSHIP
------------------------------
Exhibit C contains information about the record or beneficial ownership by shareholders of five percent (5%) or more of each Fund's outstanding shares, as of the record date.

SHAREHOLDER PROPOSALS
---------------------
The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

OTHER MATTERS TO COME BEFORE THE MEETING
----------------------------------------
The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


THE TRUSTEES RECOMMEND APPROVAL OF EACH PROPOSAL.  ANY UNMARKED
PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN
FAVOR OF APPROVAL OF THE PROPOSALS.


_________________, 2003
By Order of the Trustees,

/s/ Donald S. Rumery
------------------------
Donald S. Rumery
Secretary

                          EXHIBIT A
                          ---------

                    FORM OF AMENDMENT TO
                    DECLARATION OF TRUST
                    --------------------

The proposed amendment would add the following provision to the Trust's Declaration of Trust:

"Section 5.12.  Classes of Shares.
----------------------------------
  In addition to all other powers set forth in this Declaration, including without limitation the power to establish and designate Series in accordance with Section
5.11, the Trustees shall have exclusive power, without the requirement of Shareholder approval, to issue classes of Shares of any Series or divide the Shares of any Series into classes, each class having such different dividend, liquidation, voting and other rights and characteristics as the Trustees may determine, and may establish and designate the specific classes of Shares of each Series.

  The fact that a Series shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Series are initially of a single class), or that a Series shall have more than one established and designated class, shall not limit the authority of the Trustees to establish and designate separate classes, or one or more additional classes, of said Series without approval of the holders of the initial class thereof, or previously established and designated class or classes thereof.

  The establishment and designation of any class of Shares of a Series shall be effective upon the execution by a majority of the then Trustees (or an officer of the Trust pursuant to the vote of a majority of the Trustees) of an instrument setting forth such establishment and designation of the relative rights and preferences of such class of Shares, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular class of a Series previously established and designated, the Trustees may, by an instrument executed by a majority of their number
(or an officer of the Trust pursuant to the vote of a majority of the Trustees), abolish that class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

  If the Trustees shall divide the Shares of any Series into two or more classes, the following provisions shall be applicable in respect thereof:

  (a)	The number of authorized Shares and the
number of Shares of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any class into one or more classes that may be established and designated from time to time. The
Trustees may hold as treasury shares (of the same or some other class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any class reacquired by the Trust at their discretion from time to time.

  (b)	All consideration received by the Trust for
the issue or sale of Shares of a particular class of a Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall belong to the Series and be allocable to that class of such Series, subject only to the rights of creditors and except as may otherwise be required by applicable tax laws, shall be so recorded upon the books of account of the Trust and shall be held by the Trustees in trust for the benefit of the holders of Shares of that class of the Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class of a Series, the Trustees shall allocate them among any one or more of the classes of such Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and classes thereof for all purposes.

  (c)	The assets belonging to each particular class
of a Series shall be charged with the liabilities of the Trust in respect of that class of such Series, and all expenses, costs, charges and reserves attributable to that class of such Series. Any general liabilities, expenses, costs, charges or reserves of a Series which are not readily identifiable as belonging to any particular class of such Series shall be allocated and charged by the Trustees to and among any one or more of the classes of such Series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of a Series and all classes thereof for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

  (d) 	The net asset value per Share of a Series
that has been divided into classes shall be determined separately for each such class, and shall be equal to the quotient obtained by dividing the value of the net assets of the Series allocable to the class (being the value of the assets belonging to the Series as determined in accordance with Section 7.1 hereof and allocable to the class, less the liabilities belonging to such class) by the total number of Shares of such class outstanding.

  (e) 	Dividends and distributions on Shares of a
Series that has been divided into classes shall be determined separately for each class of such Series and paid from the assets belonging to and allocable to each such class, after providing for actual and accrued liabilities belonging to that class. All dividends and distributions on Shares of a particular class shall be distributed pro rata to the holders of Shares of that class in proportion to the number of Shares of that class held by such holders at the date and time of record established for the payment of such dividends or distributions. Such dividends and distributions may be made in cash or Shares of that class or another class of such Series or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder.

  (f)	Whenever the Shares of a Series are otherwise
required or permitted to vote under this Declaration, the Shares of each class of the Series shall vote together with all other classes of such Series with respect to such matter, except that when (i) required by applicable law, including the 1940 Act and Rules 18f-2 and 18f-3 thereunder, or (ii) the Trustees have determined that the matter to be voted upon affects only the interests of one or more classes of the Series, then only the Shareholders of such class or classes shall be entitled to vote thereon.

  (g)	The Trustees, without the requirement of
Shareholder approval, may redesignate, reclassify or convert the Shares of a class of any Series into a new or existing class of Shares of the same Series on such fair and equitable terms and conditions as the Trustees may determine in their sole discretion.

To the fullest extent necessary to implement the underlying purpose and intent of this Section 5.12, this Section shall qualify each other provision set forth in this Declaration and all references to Series in this Declaration shall be deemed to incorporate or additionally include references to the classes thereof as the context may require. Any conflict or need for clarification as between this Section 5.12 and any other provision of this Declaration shall be resolved by the Trustees in their sole discretion."

                           EXHIBIT B
                           ---------

                    AUDIT COMMITTEE CHARTER
                    -----------------------

1.   MEMBERSHIP, COMPOSITION AND GOVERNANCE.
     ---------------------------------------
     a.	The Audit Committee for The Managers Funds (the
        "Fund") shall consist of three or more Trustees, none of whom shall be "interested persons" (within the meaning of the Investment Company Act of 1940, as amended) of the Fund, or any adviser or sub-adviser thereto. The members of the Audit
        Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. Unless otherwise determined by the Board, the members of the Audit Committee shall appoint one member of the Audit Committee to serve as the Chairman of the Audit Committee.

     b.	Meetings of the Audit Committee shall be held at
        such times and at such places as determined from time to time by the Committee, but not less frequently than annually. In addition, the Chairman of the Audit Committee shall have the power to call meetings of the Audit Committee at any time. A majority of the members of the Audit
        Committee shall constitute a quorum for purposes of transacting business at any meeting of the Audit
        Committee.

2.   POWERS AND DUTIES.
     ------------------
     The Audit Committee shall have the following powers and duties:

     a.	To act for the Board in overseeing the Fund's
        financial reporting and auditing processes. To perform this function, the Committee shall have direct access to the Chief Executive Officer, Chief
        Financial Officer, and all senior financial personnel of the Fund and the adviser, as well as the independent auditors. In addition, the Committee may meet with other officers and employees of the adviser and other service providers for the Fund when, in the judgment of the Committee, such meetings are warranted.

     b.	To review and assess the performance of the
        independent public auditors and make
        recommendations to the full Board annually as to the appointment of independent public auditors.

     c.	To meet periodically with the independent auditors
        to review the scope of the annual audit and the policies relating to internal procedures and controls and to review with the independent auditors accounting principles employed in the Fund's financial reports and any proposed changes therein; to approve professional non-audit services provided by the independent auditors; to consider the possible effect of providing such services on the auditor's independence; to review the range of fees of the auditors for both audit and non-audit services; and to review the results of the examination of the Fund's financial statements by the independent auditors.

     d.	To review, as appropriate, the annual audited
        financial statements of the Fund and the management letter issued by the independent auditors.

     e.	To review and report to the full Board with respect
        to any material accounting, tax, valuation, or record keeping issues that may affect the Fund, its financial statements or the amount of any dividend or distribution rate.

     f.	To direct and supervise investigations into any
        matters within its scope, including integrity of reported facts and figures, ethical conduct, and appropriate disclosure.

     g.	To make recommendations or reports on matters that,
        in its judgment, should receive the attention of the Board of Trustees of the Fund.

     h.	To retain special counsel and other experts or
        consultants at the expense of the Fund as a resource to assist the Committee in discharging its responsibilities.

Adopted:  March 1, 2001

                          Exhibit C
                          ---------

  Five Percent Record or Beneficial Ownership of Each Fund's
                      Outstanding Shares

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

Control Persons
---------------
As of February 11, 2003 Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco CA, "controlled" (within the meaning of the 1940 Act) the Managers Special Equity Fund, the Managers Emerging Markets Equity Fund and the Managers Bond Fund.
As of February 11, 2003, National Financial Services Corp., located at 200 Liberty Street, New York New York, "controlled" (within the meaning of the 1940 Act) the Managers International Equity Fund and Managers Emerging Markets Fund. As of February 11, 2003, PFPC Brokerage Services, located at 211 South Gulph Road, King of Prussia PA, "controlled" (within the meaning of the 1940 Act) the Managers Value Fund, the Managers Small Company Fund and the Managers Global Bond Fund. An entity or person which "controls" the Fund could have effective voting control over a Fund. Each of these shareholders are omnibus processing organizations.

Principal Holders of Securities
-------------------------------

As of February 11, 2003, the following persons or entities owned or record more than 5% of the outstanding shares of the Funds:

                                               Number of Shares  Percent
                                               ----------------  -------
Managers Value Fund
-------------------
PFPC Brokerage Services, King of Prussia, PA        1,214,559      50%
Charles Schwab & Co., Inc., San Francisco, CA         358,351      14%
Fidelity Investments Institutional, Covington, KY     330,499      13%

Managers Capital Appreciation Fund
----------------------------------
PFPC Brokerage Services, King of Prussia, PA        1,119,972      21%
Charles Schwab & Co., Inc., San Francisco, CA       1,057,441      20%
Mellon Bank, NA., Everett, MA                         503,846       9%
Merrill Lynch, Pierce, Fenner & Smith,
  Jacksonville, FL                                    484,359       9%
National Financial Services Corp., New York, NY       303,938       5%

Managers Small Company Fund
---------------------------
PFPC Brokerage Services, King of Prussia, PA        1,458,778      73%
Charles Schwab & Co., Inc., San Francisco, CA         139,094       7%
Key Bank TTEE FBO CLE FDN, Cleveland, OH              130,175       6%

Managers Special Equity Fund
----------------------------
Charles Schwab & Co., Inc., San Francisco, CA       9,711,676      26%
National Financial Services Corp., New York, NY     3,754,505      10%
Fidelity Investments Institutional, Covington, KY   2,173,017       5%

Managers International Equity Fund
----------------------------------
National Financial Services Corp., New York, NY     3,046,954      28%
Charles Schwab & Co., Inc., San Francisco, CA       2,020,273      19%
Merrill Lynch Pierce Fenner & Smith,
  Jacksonville, FL                                    693,012       6%

Managers Emerging Markets Equity Fund
-------------------------------------
National Financial Services Corp., New York, NY       694,967      31%
Charles Schwab & Co., Inc., San Francisco, CA         564,485      25%
PFPC Brokerage Services, King of Prussia, PA          300,152      13%
IMS & Co., Englewood, CO                              184,701       8%

Managers Intermediate Bond Fund
-------------------------------
PFPC Brokerage Services, King of Prussia, PA           87,525      22%
Charles Schwab & Co., Inc., San Francisco, CA          74,214      18%
National Financial Services Corp., New York, NY        32,073       8%
American Documentaries, Inc., Walpole, NH              19,801       5%

Managers Bond Fund
------------------
Charles Schwab & Co., Inc., San Francisco, CA       1,724,015      29%
Fidelity Investments Institutional, Covington, KY     917,121      15%
National Financial Services, Corp., New York, NY      571,247       9%
PFPC Brokerage Services, King of Prussia, PA          569,426       9%

Managers Global Bond Fund
-------------------------
PFPC Brokerage Services, King of Prussia, PA          666,416      54%
Charles Schwab & Co., Inc., San Francisco, CA         139,420      11%
National Financial Services, Corp., New York, NY      136,950      11%


The Trust did not know of any person who, as of February 11 2003, beneficially owned 5% or more of the outstanding shares of the Funds.

Management Ownership
--------------------
As of February 11, 2003, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.



[Charles Schwab & Co., Inc., National Financial Services Corp. and Merrill Lynch & Co. Inc. each own all shares listed above of record. The Trust is not aware of the identity of any person owning beneficially five percent or more of any Fund's shares.]

Preliminary Copy

[THE MANAGERS FUNDS LOGO]
40 Richards Avenue
Norwalk, CT 06854-2325

Managers Value Fund
Managers Capital Appreciation Fund
Managers Small Company Fund
Managers Special Equity Fund
Managers International Equity Fund
Managers Emerging Markets Equity Fund
Managers Intermediate Bond Fund
Managers Bond Fund
Managers Global Bond Fund
Managers Money Market Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

  The undersigned hereby appoints Galan G. Daukas and Donald S. Rumery, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of any series of The Managers Funds standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held ___________, 2003 at ____ a.m. or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR PROPOSALS LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


You can also vote your proxy by faxing it to us at [(203) 831-4120], by calling [(800) 690-6903] and recording your vote by telephone, or on the internet at www.proxyvote.com.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Trustees recommends a vote FOR Items 1, 2 and 3.

                                              FOR         AGAINST    ABSTAIN
                                              -------     -------    -------
ALL FUNDS
---------
1.  Approving an amendment to the             [     ]     [     ]    [     ]
    Declaration of Trust to permit the
    creation of multiple classes of shares
    for any Fund.


ALL FUNDS
---------
2.  Election of Peter M. Lebovitz as a        [     ]     [     ]    [     ]
    Trustee of the Trust.


MANAGERS MONEY MARKET FUND ONLY
-------------------------------
3.  Approving an amendment to the investment
    restriction regarding underwriting
    securities of other issuers for Managers
    Money Market Fund.



Signature:__________________ Date:_____________

Signature:__________________ Date:_____________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer.
If a partnership, please sign in partnership name by an authorized person.